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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                         -------------------------------

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       ----------------------------------



         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 6, 2002


                            ANIKA THERAPEUTICS, INC.
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               (Exact name of registrant as specified in charter)




        MASSACHUSETTS                000-21326                  04-3145961
----------------------------  -----------------------       -------------------
(STATE OR OTHER JURISDICTION  (COMMISSION FILE NUMBER)        (IRS EMPLOYER
      OF INCORPORATION)                                     IDENTIFICATION NO.)


               236 WEST CUMMINGS PARK, WOBURN, MASSACHUSETTS 01801
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               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


                                 (781) 932-6616
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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         ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On June 6, 2002 Anika Therapeutics, Inc. (the "Company") notified Arthur Andersen LLP that it will engage other independent auditors and terminated the Company's engagement of Arthur Andersen LLP. The Audit Committee of the Company's Board of Directors recommended the dismissal of Arthur Andersen LLP as the Company's independent auditor, and such dismissal was approved by the Company's Board of Directors. Management and the Company's Audit Committee of the Board of Directors ("Board") have been conducting a search for a replacement independent auditor from qualified auditing firms, and will recommend such replacement firm to the Board for appointment as soon as practical.

         The reports of Arthur Andersen LLP on the Company's financial statements for the fiscal years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the Company's two most recent fiscal years and subsequent interim period from January 1, 2002 through June 6, 2002, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused it to make reference to such disagreements in its reports, nor were there any reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

         The Company has requested Arthur Andersen LLP to furnish to it a copy of the letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter is filed as
Exhibit 16.1 to this Form 8-K.

         The Company will file a second Current Report on Form 8-K when a replacement independent auditor has been engaged.

         ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c)     EXHIBITS.

EXHIBIT NO.       DESCRIPTION

   16.1 Letter from Arthur Andersen LLP regarding change in certifying accountant.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       ANIKA THERAPEUTICS, INC.



Date: June 19, 2002                    /s/ CHARLES H. SHERWOOD
                                       -------------------------------------
                                       Charles H. Sherwood
                                       Chief Executive Officer and President


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                                  EXHIBIT INDEX


EXHIBIT NO.       DESCRIPTION

   16.1 Letter from Arthur Andersen LLP regarding change in certifying accountant.